UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2006
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway EAST Suite 400 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Credit Agreement
Consent of Ernst & Young LLP
Press Release dated July 3, 2006
Certain financial statements of Remington Oil and Gas Corporation
Certain pro forma financial information

Item 1.01 Entry into a Material Definitive Agreement.
     On July 3, 2006, Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent and as lender, together with the other lenders party thereto (collectively, the “Lenders”), pursuant to which Helix borrowed $835 million in a term loan (the “Term Loan”) and may borrow revolving loans (the “Revolving Loans”) under a revolving credit facility up to an outstanding amount of $300 million (the “Revolving Credit Facility”). The Revolving Credit Facility also permits the Company to obtain letters of credits up to an outstanding amount of $50 million.
     The Term Loan and the Revolving Loans (together, the “Loans”) will, at the Company’s election, bear interest either in relation to Bank of America’s base rate or to a LIBOR rate. The Term Loan or portions thereof bearing interest at the base rate will bear interest at a per annum rate equal to the base rate plus 1.00% until the date the Company’s issuer rating from S&P is at least BB- and its corporate family rating from Moody’s is at least B1, and, from and after that date, the base rate plus 0.75%. The Term Loan or portions thereof bearing interest at a LIBOR rate will bear interest at a per annum rate equal to the LIBOR rate selected by the Company plus 2.00% until the date the Company’s issuer from S&P is at least BB- and its corporate family rating from Moody’s is at least B1, and, from and after that date, the LIBOR rate selected by the Company plus 1.75%.
     The Revolving Loans or portions thereof bearing interest at the base rate will bear interest at a per annum rate equal to the base rate plus a margin ranging from 0.00% to 1.25%. The Revolving Loans or portions thereof bearing interest at a LIBOR rate will bear interest at the LIBOR rate selected by the Company plus a margin ranging from 1.00% to 2.25%. Margins on the Revolving Loans will fluctuate in relation to the consolidated coverage ratio provided for in the Credit Agreement.
     The Term Loan matures on July 1, 2013 and is subject to scheduled installments of principal reduction of $2.1 million payable quarterly, starting September 30, 2006, which installment amounts are subject to adjustment for any prepayments on the Term Loans. The Company may elect to prepay amounts outstanding under the Term Loans without any prepayment penalty, but may not reborrow any amounts prepaid. The Company may prepay amounts outstanding under the Revolving Loans without any prepayment penalty, and may reborrow any amounts prepaid. The Revolving Loans mature on July 1, 2011. In certain circumstances, the Company will be required to prepay the Loans.
     The Credit Agreement and the other documents entered into in connection with the Credit Agreement (together, the “Loan Documents”) include terms and conditions, including covenants, which the Company considers customary for this type of transaction. The covenants include restrictions on the Company’s and its subsidiaries’ ability to grant liens, incur indebtedness, make investments, merge or consolidate, sell or transfer assets and pay dividends. In addition, the Credit Agreement obligates the Company to meet minimum financial requirements of EBITDA to interest charges, funded debt to EBITDA and, until the Company achieves investment grade ratings from S&P and Moody’s, collateral value to outstanding Loans and other specified obligations of the Company to the Lenders under the Loan Documents.

     If the Company or any of its subsidiaries does not pay any amounts owed to the Lenders under the Loan Documents when due, breaches any other covenant to the Lenders or fails to pay other debt above a stated threshold, in each case, subject to applicable cure periods, then the Lenders have the right to stop making advances to the Company and to declare the Loans immediately due. The Credit Agreement includes other events of default that are customary for this type of transaction.
     The Loans and other obligations of the Company and its subsidiaries to the Lenders under the Loan Documents are guarantied by all of the Company’s U.S. subsidiaries. In addition, those Loans and obligations are secured by a lien on substantially all of the assets and properties of the Company and its U.S. subsidiaries, including substantially all of the assets and properties acquired by the Company from Remington Oil and Gas Corporation, a Delaware corporation (“Remington”), as a result of the merger of Remington with and into a wholly owned subsidiary of the Company as is described in Item 2.01 below. The liens on the assets and properties of Cal Dive International, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Cal Dive”), and its subsidiaries will automatically be released, and its and their obligations under the loan documents will automatically be released, upon the initial public offering (“IPO”) of a minority interest in Cal Dive common stock described in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on May 31, 2006. Dispositions of the equity interest of Cal Dive and the transfer of Cal Dive related assets from the Company and its subsidiaries to Cal Dive or its subsidiaries (whether prior to, contemporaneously with, or after the IPO) are permitted transfers under the Credit Agreement. If the IPO is not completed by October 31, 2006, then Helix will be required to provide mortgages on Cal Dive’s vessels. In the event the IPO is consummated, the Lenders will retain a lien on the shares of Cal Dive owned by Helix.
     The Company has used the proceeds of the Term Loan to fund the cash portion of the merger consideration described in Item 2.01 below, along with related transaction costs. The Revolving Credit Facility replaces the Company’s $150 million revolving credit facility and will be used for working capital and other general corporate purposes.
     A copy of the Credit Agreement is attached hereto as Exhibit 4.1.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective as of July 1, 2006, the Company effected the acquisition of Remington through the merger (the “Merger”) of Remington with and into Cal Dive Merger — Delaware, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), which resulted in Remington becoming a wholly owned subsidiary of the Company. The Merger was effected pursuant to an Agreement and Plan of Merger dated January 22, 2006, by and between the Company and Remington, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated January 24, 2006 (as so amended, the “Merger Agreement”), by and among the Company, Merger Sub and Remington. Under the Merger, each share of common stock, par value $0.01 per share, of Remington was converted into the right to receive $27.00 in cash and 0.436 shares of the Company’s common stock.
     In addition, under the Merger Agreement, at the effective time of the Merger, all Remington stock options were canceled and converted to a right to receive the cash consideration and the stock consideration for each “deemed outstanding Remington option share”. The number of “deemed outstanding Remington option shares” attributable to each Remington stock option is equal to the net number of shares of Remington common stock (rounded to the nearest thousandth of a share) that would have been issued upon a cashless exercise of that Remington stock option immediately before the effective time of the Merger, computed by deducting from the shares of Remington common stock that would be issued to the option holder a number of deemed surrendered shares of Remington common stock which is equal to the fair value of (i) the exercise price of a Remington stock option to be paid by the option holder and (ii) all amounts required to be withheld and paid by Remington for federal taxes and other payroll withholding obligations as a result of such exercise (using an assumed tax rate or 35%). The fair value of each deemed surrendered share of Remington common stock, for purposes of determining the net number of shares, will be equal to $27.00 plus (A) 0.436 multiplied by (B) $32.42. All shares of Remington restricted stock that had been issued but had not vested prior to the effective time of the merger became fully vested at the effective time of the Merger.
     Remington Oil and Gas Corporation is an independent oil and gas exploration and production company headquartered in Dallas, Texas, with operations concentrating in the onshore and offshore regions of the Gulf Coast.
     The cash portion of the merger consideration was financed from borrowings under the Term Loan (see Item 1.01 above).
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In accordance with the terms of the Merger Agreement, upon effectiveness of the Merger, the board of directors of the Company increased the number of directors on the Company’s board of directors by one and appointed James A. Watt as a Class II director to serve until the 2009 annual meeting of shareholders of the Company or until his successor is elected and qualified.
Item 7.01 Regulation FD Disclosure.
     On July 3, 2006, the Company issued a press release including the announcement of the matters otherwise addressed herein. Attached as Exhibit 99.1 and incorporated by reference herein is the press release. The press release is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 8.01 Other Events.
     On July 3, 2006, the Company announced (i) that beginning the morning of Tuesday, July 18, 2006, the Company will transfer its listing from the NASDAQ and begin trading on the New York Stock Exchange under the ticker symbol HLX and (ii) the Company’s board of directors has authorized the Company to discretionarily purchase up to $50 million of the Company’s common stock in the open market.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The following financial statements of Remington Oil and Gas Corporation are included in Exhibit 99.2 hereto and incorporated herein by reference:
     Audited Financial Statements:
•	Report of Independent Registered Public Accounting Firm
•	Consolidated Balance Sheets as of December 31, 2005 and 2004
•	Consolidated Statements of Income for years ended December 31, 2005, 2004 and 2003
•	Consolidated Statement of Stockholders’ Equity for years ended December 31, 2005, 2004 and 2003
•	Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003
•	Notes to Consolidated Financial Statements
•	Supplemental Oil and Natural Gas Information (Unaudited) (Included in the Notes to Consolidated Financial Statements)
     Unaudited Interim Financial Statements:
•	Condensed Consolidated Balance Sheets as of March 31, 2006 (Unaudited) and December 31, 2005
•	Condensed Consolidated Statements of Income for the three months ended March 31, 2006 (Unaudited) and 2005 (Unaudited)
•	Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2006 (Unaudited) and 2005 (Unaudited)
•	Notes to Condensed Consolidated Financial Statements (Unaudited)
(b)	Pro Forma Financial Information.
     The following pro forma financial information is included as Exhibit 99.3 hereto and incorporated herein by reference.
•	Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 2005
•	Unaudited Condensed Combined Pro Forma Statement of Operations for the Three Months Ended March 31, 2006
•	Unaudited Condensed Combined Pro Forma Balance Sheet as of March 31, 2006
•	Supplemental Oil and Gas Disclosures (Unaudited)

(c)	Exhibits.

Number	Description

2.1	Agreement and Plan of Merger dated January 22, 2006, among Cal Dive International, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A, filed by the registrant with the Securities and Exchange Commission on January 25, 2006 (the “Form 8-K/A”).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 24, 2006, by and among, Cal Dive International, Inc., Cal Dive Merger — Delaware, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.2 to the Form 8-K/A.

4.1	Credit Agreement dated July 3, 2006, by and among Helix Energy Solutions Group, Inc. and Bank of America, N.A., as administrative agent and as lender, together with the other lenders parties thereto.

23.1	Consent of Ernst & Young LLP.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 3, 2006.

99.2	Certain financial statements of Remington Oil and Gas Corporation (see Item 9.01(a) above).

99.3	Certain pro forma financial information (see Item 9.01(b) above).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 5, 2006

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ JAMES LEWIS CONNOR, III
James Lewis Connor, III
Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated January 22, 2006, among Cal Dive International, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A, filed by the registrant with the Securities and Exchange Commission on January 25, 2006 (the “Form 8-K/A”).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 24, 2006, by and among, Cal Dive International, Inc., Cal Dive Merger — Delaware, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.2 to the Form 8-K/A.

4.1	Credit Agreement dated July 3, 2006, by and among Helix Energy Solutions Group, Inc. and Bank of America, N.A., as administrative agent and as lender, together with the other lenders parties thereto.

23.1	Consent of Ernst & Young LLP.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 3, 2006.

99.2	Certain financial statements of Remington Oil and Gas Corporation.

99.3	Certain pro forma financial information.